Exhibit 10.9

AMENDMENT NO. 1 TO CREDIT AGREEMENT
dated as of October 24, 2024
among
KEYSTONE APPALACHIAN TRANSMISSION CO.,
as Borrower,
THE LENDERS NAMED HEREIN,
as Lenders,

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
and
THE FRONTING BANKS NAMED HEREIN,
as Fronting Banks

JPMORGAN CHASE BANK, N.A. PNC CAPITAL MARKETS LLC MUFG BANK, LTD. BARCLAYS BANK PLC BofA SECURITIES, INC. WELLS FARGO SECURITIES, LLC	MIZUHO BANK, LTD. CITIBANK, N.A. MORGAN STANLEY SENIOR FUNDING, INC. THE BANK OF NOVA SCOTIA ROYAL BANK OF CANADA
as Joint Lead Arrangers

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of October 24, 2024 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among Keystone Appalachian Transmission Co. (“KATCo” or the “Borrower”), each of the Lenders party hereto, PNC Bank, National Association, as Administrative Agent for the Lenders, and each of the Fronting Banks party hereto.
PRELIMINARY STATEMENTS
1.    The Borrower, the Lenders, the Administrative Agent and the Fronting Banks are parties to that certain Credit Agreement, dated as of October 20, 2023 (as amended prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
2.    The Borrower has requested that each Lender extend the Termination Date applicable to such Lender for an additional one year period, from October 20, 2027 to October 20, 2028 (the “Extension”) and each Lender has agreed to the Extension as to itself.
3.    The Borrower desires to amend the Existing Credit Agreement as set forth herein, and the Lenders, the Administrative Agent and the Fronting Banks have agreed to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Existing Credit Agreement.
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following terms in the proper alphabetical order therein:
(i)    “First Amendment” means the Amendment No. 1 to Credit Agreement, dated as of October 24, 2024, by and among the Borrower, each of the Lenders party thereto, the Administrative Agent, and each of the Fronting Banks party thereto.
(ii)    “First Amendment Effective Date” means the Amendment Effective Date (as defined in the First Amendment), which date is October 24, 2024.
(b)    The definition of the term “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin” means, for any Alternate Base Rate Advance or any Term Benchmark Advance (or, if applicable, RFR Advance) made to the Borrower, the interest rate per annum set forth in the relevant row of the table immediately below, determined by reference to the Reference Ratings, from time to time in effect (and, solely in the case that there are no Reference Ratings, Applicable Margin shall be at Level 5):

BASIS FOR PRICING	LEVEL 1 Reference Ratings at least A+ by S&P or A1 by Moody’s	LEVEL 2 Reference Ratings lower than Level 1 but at least A by S&P or A2 by Moody’s	LEVEL 3 Reference Ratings lower than Level 2 but at least A- by S&P or A3 by Moody’s	LEVEL 4 Reference Ratings lower than Level 3 but at least BBB+ by S&P or Baa1 by Moody’s	LEVEL 5 Reference Ratings lower than Level 4
Applicable Margin for Term Benchmark Advances (or, if applicable, RFR Advances)	0.875%	1.00%	1.125%	1.25%	1.50%
Applicable Margin for Alternate Base Rate Advances	0.00%	0.00%	0.125%	0.25%	0.50%

For purposes of the foregoing, (i) if there is a difference of one level in Reference Ratings of S&P and Moody’s and the higher of such Reference Ratings falls in Level 1, Level 2, Level 3 and Level 4 then the higher Reference Rating will be used to determine the pricing level and (ii) if there is a difference of more than one level in Reference Ratings of S&P and Moody’s, the Reference Rating that is one level above the lower of such Reference Ratings will be used to determine the pricing level, unless the lower of such Reference Ratings falls in Level 5, in which case the lower of such Reference Ratings will be used to determine the pricing level. If there exists only one Reference Rating, such Reference Rating will be used to determine the pricing level. Any increase or decrease in the Applicable Margin resulting from a change in the Reference Rating shall become effective on the third (3rd) Business Day following such change in the Reference Rating.
(c)    The definition of the term “Fee Letters” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended as follows:
(i)    by deleting the word “and” at the end of clause (ii) thereof; and

(ii)    by adding the following at the end of clause (iii) thereof:
“, (iv) the fee letter, dated September 19, 2024, by and among the Borrower, FE, certain of FE’s other Subsidiaries, JPMorgan, Mizuho, PNC Capital Markets LLC and PNC Bank and (v) the fee letter, dated September 19, 2024, by and among the Borrower, FE, certain of FE’s other Subsidiaries, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Barclays Bank PLC, BofA Securities, Inc., Bank of America, N.A., Mizuho Bank, Ltd., The Bank of Nova Scotia and Wells Fargo Securities, LLC.”
(d)    The definition of the term “Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Termination Date” means October 20, 2028 subject, for certain Lenders, to the extension described in Section 2.19 hereof, or, in any case, the earlier date of termination in whole of the Commitments pursuant to Section 2.06 or Section 6.01 hereof.”
(e)    Section 2.05(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee on the amount of such Lender’s Available Commitment at such time from the date hereof in the case of each Bank and from the effective date specified in the Assignment and Assumption pursuant to which it became a Lender in the case of each other Lender until the Termination Date applicable to such Lender, payable quarterly in arrears, fifteen (15) Business Days after the last day of each March, June, September and December during such period, and on such Termination Date, at the rate per annum set forth below determined by reference to the Reference Ratings of the Borrower from time to time in effect (and, solely in the case that there are no Reference Ratings, the rate shall be at Level 5):

BASIS FOR PRICING	LEVEL 1 Reference Ratings at least A+ by S&P or A1 by Moody’s	LEVEL 2 Reference Ratings lower than Level 1 but at least A by S&P or A2 by Moody’s	LEVEL 3 Reference Ratings lower than Level 2 but at least A- by S&P or A3 by Moody’s	LEVEL 4 Reference Ratings lower than Level 3 but at least BBB+ by S&P or Baa1 by Moody’s	LEVEL 5 Reference Ratings lower than Level 4
Commitment Fee	0.075%	0.10%	0.125%	0.175%	0.225%

For purposes of the foregoing, (i) if there is a difference of one level in Reference Ratings of S&P and Moody’s and the higher of such Reference Ratings falls in Level 1, Level 2, Level 3 or Level 4 , then the higher Reference Rating will be used to determine the commitment fee, and (ii) if there is a difference of more than one level in Reference Ratings of S&P and Moody’s, the Reference Rating that is one level above the lower of such Reference Ratings will be used to determine the commitment fee, unless the lower of such Reference Ratings falls in Level 5, in which case the lower of such Reference Ratings will be used to determine the commitment fee. If there exists only one Reference Rating, such Reference Rating will be used to determine the commitment fee. Any increase or decrease in the commitment fee resulting from a change in the Reference Rating shall become effective on the third (3rd) Business Day following such change in the Reference Rating.
(f)    Section 2.05(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(d)    The Borrower agrees to pay to each Fronting Bank, for its own account, certain fees payable by the Borrower in such amounts and payable on such terms as set forth in the Fee Letters or separately agreed upon between the Borrower and such Fronting Bank.
(g)    Section 2.19(a) of the Existing Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:
“Following the First Amendment Effective Date, the Borrower may request no more than two extensions pursuant to this Section 2.19.”
(h)    Section 5.03(e) of the Existing Credit Agreement is hereby amended by amending and restating the proviso thereof in its entirety as follows:
“provided, however, that the Borrower may not use such proceeds in connection with any Hostile Acquisition.”
(i)    Schedule I to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule I hereto.
SECTION 2.New Lender; Reallocations.
(a)    New Lender. Wells Fargo Bank, National Association (the “New Lender”) (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Credit Agreement and to become a Lender under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire its Commitments under the Credit Agreement and become a Lender, (C) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitments, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitments and either it, or the Person exercising discretion in making its decision to acquire its Commitments, is experienced in acquiring assets of this type, and (E) it has received a copy of the Existing Credit Agreement and the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.01(g) of the Existing Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any “Joint Lead Arranger” or any other Lender or their respective Related Parties, (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) agrees that (A) it will, independently and without reliance on the Administrative Agent, any “Joint Lead Arranger” or any other Lender or their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(b)    Reallocations, Etc. Notwithstanding anything to the contrary in the Existing Credit Agreement or the Credit Agreement:
(i)    as of the Amendment Effective Date, each Lender’s Commitment shall be as set forth on Schedule I hereto;
(ii)    the New Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to this Amendment, each Lender’s Commitment to be as set forth on Schedule I hereto;
(iii)    in connection with the foregoing, the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of the “Commitments” (as defined in and in effect under the Existing Credit Agreement) as are necessary in order that each Lender’s Commitment under the Credit Agreement is as set forth on Schedule I hereto on the Amendment Effective Date, and the Borrower and each Lender that was a “Lender” under the Existing Credit Agreement hereby agrees that (A) such reallocation, sales and assignments shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived), (B) such reallocation shall satisfy the assignment provisions of Section 8.08 of the Existing Credit Agreement and (C) in connection with such reallocation, sales, assignments or other relevant actions, the

Borrower shall pay all interest and fees outstanding under the Existing Credit Agreement and accrued to the date hereof to the Administrative Agent for the account of the Lenders party hereto, together with any losses, costs and expenses incurred by Lenders under the Existing Credit Agreement; and
(iv)    each of the signatories hereto that is also a party to the Existing Credit Agreement hereby consents to any of the actions described in this Section 2(b) and agrees that any and all required notices and required notice periods under the Existing Credit Agreement in connection with any of the actions described in this Section 2(b) on the Amendment Effective Date are hereby waived and of no force and effect.
SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):
(a)    The Administrative Agent shall have received, in immediately available funds, to the extent invoiced prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
(b)    The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)    either (A) counterparts of this Amendment duly executed by the Borrower, the Lenders, the Administrative Agent, and the Fronting Banks or (B) written evidence satisfactory to the Administrative Agent that such parties have signed counterparts of this Amendment;
(ii)    certified copies of (A) the resolutions of the Board of Directors of the Borrower approving this Amendment and the Credit Agreement and (B) all documents evidencing any other necessary corporate action with respect to this Amendment and the Credit Agreement;
(iii)    a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of the Borrower, in each case as in effect on such date, and (C) that true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement have previously been delivered to the Administrative Agent and remain in full force and effect on such date;
(iv)    a certificate of an Authorized Officer of the Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment, (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default with respect to the Borrower and (B) all representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document to which the Borrower is a party are true and correct in all material respects (or in the case of any representation or warranty already qualified by materiality, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct as of such specific date); and
(v)    opinions of Morgan, Lewis & Bockius LLP, special counsel for the Borrower, and certain local counsel for the Borrower, as reasonably requested by the Administrative Agent.
(c)    The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.
SECTION 4. Representations and Warranties. The Borrower represents and warrants as follows:
(a)    Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which the Borrower is a party have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.
(b)    No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment, any other Loan Document being executed and delivered in connection with this Amendment to which it is a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Credit Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to the Borrower.
(c)    Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Credit Agreement.
(d)    Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and the Credit Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, solely with respect to this Amendment, the Credit Agreement and such other Loan Document, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.
(e)    No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of the Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(f)    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries that involve this Amendment, the Credit Agreement or any other Loan Document.
(g)    No Default. No Unmatured Default or Event of Default has occurred and is continuing or would occur as a result of (i) the execution, delivery or performance by the Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by the Borrower of the Credit Agreement.
(h)    Anti-Corruption Laws. No proceeds of any Borrowing have been used in violation of any Anti-Corruption Law.
SECTION 5. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, release of, amendment of, consent to, departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower requiring the consent of the Administrative Agent, the Fronting Banks or the Lenders except to the extent specifically provided for herein. The Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrower for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrower expressly acknowledges such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.
(b)    Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a release or waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Fronting Banks under the Existing Credit Agreement or any other Loan Document, nor constitute a release or a waiver of any provision of the Existing Credit Agreement or any other Loan Document. The execution, delivery and effectiveness of this Amendment shall not constitute a novation of any amount owing under the Existing Credit Agreement or any other Loan Document and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid on or prior to the Amendment Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.
SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Lender in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) for the Administrative Agent, the Fronting Banks and the Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Lender as to their rights and responsibilities under this Amendment. The Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section. The Borrower acknowledges and agrees that, pursuant to Section 8.05(a) of the Credit Agreement, it is required to pay, among other costs and expenses set forth therein, the reasonable fees and expenses of counsel for the Administrative Agent (including, but not limited to, any local counsel and any specialist counsel for the Administrative Agent), in accordance with the terms thereof.
SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 9. Miscellaneous. This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.
SECTION 10. Release. In consideration of, among other things, the Administrative Agent’s, the Fronting Banks’ and the Lenders’ execution and delivery of this Amendment, the Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, liens, warranties, damages and consequential damages, judgments, costs or expenses whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Credit Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Borrower, on the one hand, and any or all of the Credit Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by the Borrower of any Advances or other financial accommodations made by any Credit Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts existing on or prior to the date of receipt of any such Advances or other financial accommodations. In entering into this Amendment, the Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 10 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Advances.
[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

    KEYSTONE APPALACHIAN TRANSMISSION CO.

                            By: /s/ Steven R. Staub
                            Name: Steven R. Staub
                            Title: Vice President and Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, a Fronting Bank and a Lender

                            By: /s/ Anna Bartholomew
                            Name: Anna Bartholomew
                            Title: Vice President

MUFG BANK, LTD., as a Lender

                            By: /s/ Matthew Bly
                            Name: Matthew Bly
                            Title: Director

772492288

JPMORGAN CHASE BANK, N.A.,
as a Lender

                            By: /s/ Khawaja Tariq________
                            Name: Khawaja Tariq
                            Title: Vice President

CITIBANK, N.A., as a Lender

                            By: /s/ Richard Rivera
                            Name: Richard Rivera
                            Title: Vice President

MIZUHO BANK, LTD., as a Lender

                            By: /s/ Edward Sacks
                            Name: Edward Sacks
                            Title: Managing Director

BARCLAYS BANK PLC,
as a Lender

                            By: /s/ Sydney G. Dennis________
                            Name: Sydney G. Dennis                                        Title: Vice President

MORGAN STANLEY BANK, N.A.,
as a Lender

                            By: /s/ Michael King
                            Name: Michael King
                            Title: Authorized Signatory

THE BANK OF NOVA SCOTIA,
as a Lender

                            By: /s/ David Dewar________
                            Name: David Dewar
                            Title: Director

ROYAL BANK OF CANADA, as a Lender

                            By: /s/ Meg Donnelly
                            Name: Meg Donnelly
                            Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a New Lender

                            By: /s/ Patrick Engel
                            Name: Patrick Engel
                            Title: Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

                            By: /s/ Amit Vasani
                            Name: Amit Vasani
                            Title: Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

                            By: /s/ Andrew Sidford
                            Name: Andrew Sidford
                            Title: Managing Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

KEYBANK NATIONAL ASSOCIATION,
as a Lender

                            By: /s/ Renee M. Bonnell
                            Name: Renee M. Bonnell
                            Title: Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

                            By: /s/ Alkesh Nanavaty
                            Name: Alkesh Nanavaty
                            Title: Executive Director

TD BANK, N.A., as a Lender

                            By: /s/ M. Bernadette Collins
                            Name: Bernadette Collins
                            Title: Senior Vice President

TRUIST BANK, as a Lender

                            By: /s/ Catherine Strickland
                            Name: Catherine Strickland
                            Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

                            By: /s/ Michael E. Temnick
                            Name: Michael E. Temnick
                            Title: Senior Vice President

COBANK, ACB, as a Lender

                            By: /s/ David B. Willis
                            Name: David B. Willis
                            Title: Managing Director

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender

                            By: /s/ Paul Wargo
                            Name: Paul Wargo
                            Title: Commercial RM

THE BANK OF NEW YORK MELLON,
as a Lender

                            By: /s/ Molly H. Ross
                            Name: Molly H. Ross
                            Title: Director

THE HUNTINGTON NATIONAL BANK,
as a Lender

                            By: /s/ Nolan Woodbury
                            Name: Nolan Woodbury
                            Title: Assistant Vice President

SCHEDULE I
List of Commitments and Lending Offices

Lender	Commitment Amount	Lending Office

MUFG Bank, Ltd.	$8,750,000.00	1251 Avenue of the Americas New York, NY 10020-1104 Contact: Nadia Sleiman Phone: (212) 782-6974 Email: CCD-docunit@us.mufg.jp

JPMorgan Chase Bank, N.A.	$7,888,011.16	GR. FLR., 1ST- 6TH FLR., PLATINA BLOCK-3, KODBISANHAL, FLR. 04 Bengaluru, IN-KA, 560103, India Contact: Vithal Giri Phone: (+91-80) 67905186 ext. 75186 Email: vithal.giri@jpmorgan.com

Citibank, N.A.	$7,888,011.16	388 Greenwich St. New York, NY 10013 Contact: Ashwani Khubani Phone: (212) 816-3690 Email: ashwani.khubani@citi.com

Mizuho Bank, Ltd.	$7,871,747.21
1271 Avenue of the Americas
New York, NY 10020

Contact: Erik Kildal-Brandt; Leo Pau
Phone: (212) 282-4089; (212) 282-3418
Email: Erik.Kildal-Brandt@mizuhogroup.com; leo.pau@mizuhogroup.com; LAU_MGS@mizuhogroup.com

772492288

PNC Bank, National Association	$7,871,747.21	300 Fifth Avenue Pittsburgh, PA 15222 Contact: Montreal Phillips, Loan Support Analyst Phone: (440) 546-9431 Email: Montreal.Phillips@pnc.com
Barclays Bank PLC	$7,871,747.21	745 Seventh Avenue, 8th Floor New York, NY 10019
		Contact: Oksana Shtogrin Phone: (212) 526 3441 Email: Oksana.shtogrin@barclays.com
Bank of America, N.A.	$7,871,747.21	Bank of America Tower – Charlotte NC1-030-24-02 620 S Tryon St Charlotte, NC 2825 Contact: Jacqueline Margetis Phone: (813) 597-9962 Email: Bank_of_America_As_Lender_1@bofa.com, jacqueline.margetis@bofa.com

Morgan Stanley Bank, N.A.	$7,871,747.21	1300 Thames Street Wharf, 4th Floor Baltimore, MD 21231 Contact: Morgan Stanley Loan Servicing Phone: (443) 627-6648 Email: msloanservicing@morganstanley.com

The Bank of Nova Scotia	$7,871,747.21	250 Vesey Street, 23rd floor New York, NY 10281 Contact: Sandy Dewar Phone: (917) 439-2391 Email: sandy.dewar@scotiabank.com
Royal Bank of Canada	$7,871,747.21	3 World Financial Center 200 Vesey St New York, NY 10281 Contact: Frank Lambrinos Phone: (212) 858-7374 Email: frank.lambrinos@rbccm.com
Wells Fargo Bank, National Association	$7,871,747.21	550 S Tryon Street, 11th Floor Charlotte, NC 28202 Contact: Patrick Engel Phone: (704) 374-2385 Email: Patrick.D.Engel@wellsfargo.com

Canadian Imperial Bank of Commerce, New York Branch	$6,500,000.00	300 Madison Ave New York, NY 10017 Contact: Anju Abraham Phone: (212) 856-3769 Email: Anju.Abraham@cibc.com
Credit Agricole Corporate and Investment Bank	$6,500,000.00	1100 Louisiana St. Ste 4750 Houston, TX 77002 Contact: Dixon Schultz Phone: (713) 890-8607 Email: dixon.schultz@ca-cib.com

KeyBank National Association	$6,500,000.00	127 Public Square Cleveland, OH 44114 Contact: Renee Bonnell Phone: (216) 689-7729 Email: renee.bonnell@key.com KAS_servicing@keybank.com
Sumitomo Mitsui Banking Corporation	$6,500,000.00	277 Park Avenue New York, NY 10172 Contact: Emily Estevez Phone: (212) 224-4177 Email: eestevez@smbc-Lf.com
TD Bank, N.A.	$6,500,000.00	222 Bay Street, 15th Floor Toronto, ON M5K 1A2 Contact: Diana Macecevic Phone: (416) 350-9135 Email: TDBNANotices@tdsecurities.com
Truist Bank	$6,500,000.00	110 S Stratford Rd Winston Salem, NC 27104 Contact: Shana Pask Phone : 333-733-2645 Email: CapitalMarkets-W-S@truist.com
U.S. Bank National Association	$6,500,000.00	400 City Center Oshkosh, WI 54901 Contact: CLS Syndication Services Phone: 920-237-7601 Email: CLSSyndicationServicesteam@usbank.com

CoBank, ACB	$4,250,000.00	6340 S. Fiddlers Green Circle Greenwood village, CO 80111 Attn: Loan Administration Contact: Beth Johnson Phone: (303) 740-4347 Email: loanadminnotices@cobank.com loanadmin@cobank.com
First National Bank of Pennsylvania	$4,250,000.00	12 Federal Street One Northshore Ctr., Suite 500 Pittsburgh PA 15212 Contact: Paul Wargo Phone: (412) 445-1981 Email: wargop@fnb-corp.com
The Bank of New York Mellon	$4,250,000.00	500 Ross Street, Suite 154-0850 Pittsburgh, PA 15262-001 Contact: CBLA2 Phone: (315) 765-4822 Email: CBLA2@bny.com & BNYM@bnymobsnotices.com
The Huntington National Bank	$4,250,000.00	41 South High St. HCO520 Columbus, OH 43287 Contact: Debbie Cabungcal Phone: (614) 480-1283 Email: Debbie.cabungcal@huntington.com
TOTAL	$150,000,000.00